EXHIBIT 99.3
                                     OPTION

                       to Purchase up to 772,955 Shares of
                                  Common Stock
                                       of
                              Hanover Bancorp, Inc.

     This is to certify that, for value received, STERLING FINANCIAL CORPORATION ("Sterling") or any permitted transferee (Sterling or such transferee hereinafter the "Holder") is entitled to purchase, subject to the provisions of this Option and of the Agreement (as hereinafter defined), from HANOVER BANCORP, INC. ("Hanover Bancorp"), at any time on or after the date hereof, an aggregate of up to 772,955 fully paid and nonassessable shares of common stock, par value $0.83 per share ("Hanover Bancorp Common Stock") of Hanover Bancorp at a price per share equal to $14.00, subject to adjustment as herein provided (the "Exercise Price").

     1. Exercise of Option. Subject to the provisions hereof and the limitations set forth in Paragraph 2 of an Investment Agreement dated as of January 25, 2000, by and between Sterling and Hanover Bancorp (the "Agreement") executed and delivered in connection with an Agreement and Plan of Merger dated as of January 25, 2000, between Sterling and Hanover Bancorp (the "Plan"), this Option may be exercised at any time or from time to time on or after the date hereof. This Option shall be exercised by presentation and surrender hereof to Hanover Bancorp at its principal office, accompanied by (i) a written notice of exercise, (ii) payment to Hanover Bancorp, for the account of Hanover Bancorp, of the Exercise Price for the number of shares of Hanover Bancorp Common Stock specified in such notice and (iii) a certificate of the Holder specifying the event or events which have occurred which entitle the Holder to exercise the Option. The Exercise Price for the number of shares of Hanover Bancorp Common Stock specified in the notice shall be payable in immediately available funds. This Option may not be exercised in part for less than 10,000 shares, except (i) for an initial exercise resulting in ownership of approximately 5 percent of the outstanding shares of Hanover Bancorp Common Stock after giving effect to the exercise, (ii) as limited by applicable law, regulation or regulatory order or
(iii) when this Option becomes exercisable for less than 10,000 shares, the remaining shares for which it is then exercisable.

     Upon such presentation and surrender, Hanover Bancorp shall issue promptly (and within five business days if requested by the Holder) to the Holder or its assignee, transferee or designee the shares of Hanover Bancorp Common Stock to which the Holder is entitled hereunder.

     If this Option should be exercised in part only, Hanover Bancorp shall, upon surrender of this Option for cancellation, execute and deliver a new Option evidencing the rights of the Holder thereof to purchase the balance of the shares of Hanover Bancorp Common Stock purchasable hereunder. Upon receipt by Hanover Bancorp of this Option, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Hanover Bancorp Common Stock issuable upon

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such exercise, notwithstanding that the stock transfer books of Hanover Bancorp may then be closed or that certificates representing such shares of Hanover Bancorp Common Stock shall not then be actually delivered to the Holder. Hanover Bancorp shall pay all expenses, and any and all United States federal, state and local taxes and other charges, that may be payable in connection with the preparation, issue and delivery of stock certificates pursuant to this Paragraph 1 in the name of the Holder or its assignee, transferee or designee.

     2. Reservation of Shares; Preservation of Rights of Holder. Hanover Bancorp shall at all times while this Option is outstanding and unexercised maintain and reserve, free from preemptive rights, such number of authorized but unissued or treasury shares of Hanover Bancorp Common Stock as may be necessary so that this Option may be exercised without additional authorization of Hanover Bancorp Common Stock after giving effect to all other options, warrants, convertible securities and other rights to acquire shares of Hanover Bancorp Common Stock at the time outstanding. Hanover Bancorp further agrees (i) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder or under the Agreement by Hanover Bancorp,
(ii) that it will use its best efforts to take all action (including (A) complying with all premerger notification, reporting and waiting period requirements specified in 15 U.S.C. ss.18a and the regulations promulgated thereunder and (B) in the event that under the Bank Holding Company Act of 1956 or the Change in Bank Control Act or any other law, prior approval of the Board of Governors of the Federal Reserve System (the "Board"), the Securities Regulatory Commissions (SEC), or any other regulatory agency is necessary before this Option may be exercised, cooperating fully with the Holder in preparing any and all such applications and providing such information to the Board as such agency may require) in order to permit the Holder to exercise this Option and Hanover Bancorp duly and effectively to issue shares of Hanover Bancorp Common Stock hereunder, and (iii) that it will promptly take all action necessary to protect the rights of the Holder against dilution as provided herein.

     3. Fractional Shares. Hanover Bancorp shall not be required to issue fractional shares of Hanover Bancorp Common Stock upon exercise of this Option but shall pay for such fraction of a share in cash or by certified or official bank check at the Exercise Price.

     4. Exchange, Transfer or Loss of Option. This Option is exchangeable or, subject to Paragraph 2 of the Investment Agreement, transferable, without expense, at the option of the Holder, upon presentation and surrender hereof at the principal office of Hanover Bancorp for other Options of different denominations entitling the Holder to purchase in the aggregate the same number of shares of Hanover Bancorp Common Stock purchasable hereunder. The term "Option" as used herein includes any Options for which this Option may be exchanged. Upon receipt by Hanover Bancorp of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Option, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Option, if mutilated, Hanover Bancorp will execute and deliver a new Option of like tenor and date.

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     This Option may not be exercised or sold except in accordance with the terms of the Agreement.

     5. Redemption.

          (A) Subject to applicable regulatory restrictions, from and after the date on which any event described in the second paragraph of Paragraph 3 of the Agreement occurs, the Holder shall have the right to require Hanover Bancorp to redeem this Option at a redemption price (the "Redemption Amount") equal to (x) the highest of: (i) the number of shares of Hanover Bancorp Common Stock for which this Option is then exercisable (the "Conversion Number") multiplied by the Exercise Price multiplied by 115% in the case of an event under subsection (i) of the second paragraph of Paragraph 3 of the Agreement occurs or 125% in the case of an event under subsection (ii) of the second paragraph of Paragraph 3 of the Agreement occurs; (ii) the highest price paid or agreed to be paid for any share of Hanover Bancorp Common Stock by the Acquiring Person (as hereinafter defined) during the twelve months immediately preceding the date notice of the election to require redemption is given by the Holder under Paragraph 5(B)(such price to be appropriately adjusted to reflect the effect of any of the events described in Paragraph 7(A) hereof), multiplied by the Conversion Number; and (iii) in the event of the sale of all or substantially all of the assets of Hanover Bancorp, the Conversion Number multiplied by (I) the sum of (a) the price paid for such assets and (b) the current market value of the remaining assets of Hanover Bancorp, as determined by a recognized investment banking firm selected by the Holder, divided by (II) the sum of the number of shares of Hanover Bancorp Common Stock then outstanding, less (y) the Exercise Price multiplied by the Conversion Number. If, for the purpose of this calculation or calculating the Assigned Value (as hereinafter described), the price paid consists in whole or in part of securities or assets other than cash, the value of such securities or assets shall be their then current market value as determined by a recognized investment banking firm selected by the Holder. The Holder's right to require Hanover Bancorp to redeem this Option under this Paragraph 5 shall expire at the close of business on the 180th day following the occurrence of any event described in the second paragraph of Paragraph 3 of the Agreement.

          (B) The Holder of this Option may exercise its right to require Hanover Bancorp to redeem this Option pursuant to this Paragraph 5 by surrendering for such purpose to Hanover Bancorp, at its principal office, within the period specified above, this Option accompanied by a written notice stating that the Holder elects to require Hanover Bancorp to redeem this Option in accordance with the provisions of this Paragraph 5. As promptly as practicable, and in any event within ten business days after the surrender of this Option and the receipt of such notice relating thereto, Hanover Bancorp shall deliver or cause to be delivered to the Holder the Redemption Amount therefor or the portion thereof which it is not then prohibited under applicable law and regulation from delivering to the Holder.

          To the extent that Hanover Bancorp is prohibited under applicable law or regulation, or as a result of administrative or judicial action, from redeeming this Option in full, Hanover

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     Bancorp shall immediately notify the Holder and thereafter deliver or cause to be delivered to the Holder the portion of the Redemption Amount which it is no longer prohibited from delivering to the Holder within ten business days after the date on which Hanover Bancorp is no longer so prohibited; provided, however, that, at the option of the Holder, at any time after receipt of such notice, Hanover Bancorp shall deliver to the Holder a new Option evidencing the right to the Holder to purchase that number of shares of Hanover Bancorp Common Stock obtained by multiplying the Conversion Number in effect at such time by a fraction, the numerator of which is the Redemption Amount less the portion thereof (if any) theretofore delivered to the Holder and the denominator of which is the Redemption Amount, and Hanover Bancorp shall have no further obligation to redeem such new Option.

          (C) As used in this Option, the following terms have the meanings indicated:

               (a) "Acquiring Person" shall mean any "Person" (hereinafter defined) who or which shall be the "Beneficial Owner" (as hereinafter defined) of 20% or more of Hanover Bancorp Common Stock;

               (b) A "Person" shall mean any individual, firm, corporation or other entity and include as well any syndicate or group deemed to be a "person" by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended;

               (c) A Person shall be a "Beneficial Owner" of all securities:

                    (i) which such Person or any of its "Affiliates" (as
               hereinafter defined) or "Associates" (as hereinafter defined) beneficially owns, directly or indirectly; and

                    (ii) which such Person or any of its Affiliates or
               Associates has (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time or otherwise) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (2) the right to vote pursuant to any agreement, arrangement or understanding; and

               (d) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended, as in effect on the date of the Agreement.

     6. Certain Transactions.

          (A) In case Hanover Bancorp (a) shall consolidate with or merge into any Person, other than the Holder or one of its Affiliates, and shall not be the continuing or surviving corporation of such consolidation or merger,
     (b) shall permit any Person, other than the Holder or one of its Affiliates, to merge into Hanover Bancorp and Hanover Bancorp shall

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     be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Hanover Bancorp Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property or shall represent less than 25% of the shares of Hanover Bancorp Common Stock immediately after giving effect to the merger, or (c) shall sell or otherwise transfer all or substantially all of its assets to any Person, other than the Holder or one of its Affiliates, then, and in each such case, the agreement governing such transaction shall make proper provision so that this Option shall (at the option of the Holder, in whole or in part), upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, a option, at the option of the Holder, of either (I) the Acquiring Corporation (as hereinafter defined), (II) any company which controls the Acquiring Corporation, or (III) in the case of a merger described in clause (A)(b), Hanover Bancorp, in which case such option shall be a newly issued option (in any such case, the "Substitute Option").

          (B) The following terms have the meanings indicated:

               (a) "Acquiring Corporation" shall mean (i) the continuing or surviving corporation of a consolidation or merger with Hanover Bancorp (if other than the Hanover Bancorp), (ii) the corporation merging into Hanover Bancorp in a merger in which the Hanover Bancorp is the continuing or surviving person and in connection with which the then outstanding shares of Hanover Bancorp Common Stock are changed into or exchanged for stock of other securities of any other Person or cash or any other property or shall represent less than 50% of the shares of Hanover Bancorp Common Stock immediately after giving effect to the merger, and (iii) the transferee of all or substantially all of Hanover Bancorp's assets, Hanover Bancorp or all or substantially all of the Hanover Bancorp's assets;

               (b) "Substitute Common Stock" shall mean the common stock issued by the issuer of the Substitute Option;

               (c) "Assigned Value" shall mean the Redemption Price per share of Hanover Bancorp Common Stock (as defined in Paragraph 3 of the Agreement) multiplied by the Conversion Number;

               (d) "Average Price" shall mean the average closing price (or if unavailable, the average of the daily averages of the closing bid and asked prices) of a share of Substitute Common Stock for the one year immediately preceding the consolidation, merger or sale in question, but in no event higher than the closing price (or average of the closing bid and asked prices) of a share of Substitute Common Stock on the day preceding such consolidation, merger or sale; provided that if Hanover Bancorp is the issuer of the Substitute Option, the Average Price shall be computed with respect to a share of the common stock issued by the Person merging into Hanover Bancorp or by any company which controls such Person, as the Holder may elect. If the Average Price cannot be computed as aforesaid because neither closing prices nor closing bid and asked prices are available for such one-year

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          period, then the Average Price shall be the average fair market value of a share of Substitute Common Stock for such period (but in no event higher than the fair market value on the day preceding such consolidation, merger or sale) as determined by a recognized investment banking firm selected by Sterling.

          (C) The Substitute Option shall have the same terms as this Option provided that if the terms of the Substitute Option cannot, for legal reasons, be the same as this Option, such terms shall be as similar as possible and in no event less advantageous to the Holder. The issuer of the Substitute Option shall also enter into an agreement with the then Holder of the Substitute Option in substantially the same form as the Agreement, which shall be applicable to the Substitute Option. For purposes of the Substitute Option and such agreement, any event referred to in Paragraph 2 or Paragraph 3 of the Agreement shall be deemed to have occurred when it occurred with respect to Hanover Bancorp.

          (D) The Substitute Option shall be immediately exercisable for such number of shares of Substitute Common Stock as is equal to the Assigned Value divided by the Average Price. The exercise price of the Substitute Option per share of Substitute Common Stock shall be equal to the Exercise Price multiplied by a fraction in which the numerator is the Conversion Number and the denominator is the number of shares of Substitute Common Stock for which the Substitute Option is exercisable.

          (E) In no event, pursuant to any of the foregoing paragraphs, shall the Substitute Option be exercisable for more than 19.9% of the aggregate of the outstanding shares of Substitute Common Stock and the shares of Substitute Common Stock issuable upon exercise of the Substitute Option.

     7. Adjustment. The number of shares of Hanover Bancorp Common Stock purchasable upon the exercise of this Option and the Exercise Price shall be subject to adjustment from time to time as provided in this Paragraph 7:

               (A)(1) In case Hanover Bancorp shall pay or make a dividend or other distribution on any class of capital stock of Hanover Bancorp in Hanover Bancorp Common Stock, the number of shares of Hanover Bancorp Common Stock purchasable upon exercise of this Option shall be increased by multiplying such number of shares by a fraction of which the denominator shall be the number of shares of Hanover Bancorp Common Stock outstanding at the close of business on the day immediately preceding the date of such distribution and the numerator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following such distribution, provided, however, that in no event shall the Option be exercised for more than 19.9% of the shares of Hanover Bancorp Common Stock issued and outstanding.

               (2) In case outstanding shares of Hanover Bancorp Common Stock shall be subdivided into a greater number of shares of Hanover Bancorp Common Stock,

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          the number of shares of Hanover Bancorp Common Stock purchasable upon exercise of this Option at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Hanover Bancorp Common Stock shall each be combined into a smaller number of shares of Hanover Bancorp Common Stock, the number of shares of Hanover Bancorp Common Stock purchasable upon exercise of this Option at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately decreased, such increase or decrease, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective, provided, however, that in no event shall the Option be exercised for more than 19.9% of the shares of Hanover Bancorp Common Stock issued and outstanding.

               (3) The reclassification (excluding any transaction in which a Substitute Option would be issued) of Hanover Bancorp Common Stock into securities (other than Hanover Bancorp Common Stock) and/or cash and/or other consideration shall be deemed to involve a subdivision or combination, as the case may be, of the number of shares of Hanover Bancorp Common Stock outstanding immediately prior to such reclassification into the number or amount of securities and/or cash and/or other consideration outstanding immediately thereafter and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective," or "the day upon which such combination becomes effective," as the case may be, within the meaning of clause (2) above.

               (4) Hanover Bancorp may make such increases in the number of shares of Hanover Bancorp Common Stock purchasable upon exercise of this Option, in addition to those required by this subparagraph (A), as shall be determined by its Board of Directors to be advisable in order to avoid taxation so far as practicable of any dividend of stock or stock rights or any event treated as such for federal income tax purposes to the recipients.

          (B) Whenever the number of shares of Hanover Bancorp Common Stock purchasable upon exercise of this Option is adjusted as herein provided, the Exercise Price shall be adjusted by a fraction in which the numerator is equal to the number of shares of Hanover Bancorp Common Stock purchasable prior to the adjustment and the denominator is equal to the number of shares of Hanover Bancorp Common Stock purchasable after the adjustment.

          (C) For the purpose of this Paragraph 7, the term "Hanover Bancorp Common Stock" shall include any shares of Hanover Bancorp of any class or series which has no preference or priority in the payment of dividends or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of Hanover Bancorp and which is not subject to redemption by Hanover Bancorp.

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     8. Notice.

          (A) Whenever the number of shares for which this Option is exercisable is adjusted as provided in Paragraph 7, Hanover Bancorp shall promptly compute such adjustment and mail to the Holder a certificate, signed by a principal financial officer of Hanover Bancorp, setting forth the number of shares of Hanover Bancorp Common Stock for which this Option is exercisable as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment will become effective.

          (B) Upon the occurrence of any event which results in this Option becoming redeemable, as provided in Paragraph 5, Hanover Bancorp shall promptly notify the Holder of such event; and promptly compute the Redemption Amount and furnish to the Holder a certificate, signed by a principal financial officer of Hanover Bancorp, setting forth the Redemption Amount and the basis and computation thereof.

          (C) Upon the occurrence of an event which results in this Option becoming convertible into, or exchangeable for, the Substitute Option, as provided in Paragraph 6, the Acquiring Corporation and Hanover Bancorp shall promptly notify the Holder of such event; and, upon receipt from the Holder of its choice as to the issuer of the Substitute Option, the Acquiring Corporation and Hanover Bancorp shall promptly compute the number of shares of Substitute Common Stock for which the Substitute Option is exercisable and furnish to the Holder a certificate, signed by a principal financial officer of each of the Acquiring Corporation and Hanover Bancorp, setting forth the number of shares of Substitute Common Stock for which the Substitute Option is exercisable, a computation thereof and when such adjustment will become effective.

     9. Rights of Holder.

          (A) Without limiting the foregoing or any remedies available to the Holder, it is specifically acknowledged that the Holder would not have an adequate remedy at law for any breach of the provision of this Option and will be entitled to specific performance of the

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     obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Option.

          (B) Except as provided in the third paragraph of Paragraph 1 hereof, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in Hanover Bancorp.

     10. Termination. This Option and the rights conferred hereby shall terminate upon: (i) willful breach of the Plan by Sterling; (ii) at the Effective Time of the Merger pursuant to the Plan; (iii) to the extent this Option has not previously been exercised, 18 months after the occurrence of an event described in Paragraph 2 of the Agreement (unless termination of the Plan in accordance with its terms occurs prior to the occurance of such event, in which case clause (iv) below shall apply), provided that such termination pursuant to this clause (iii) shall not affect any redemption under Paragraph 5 as to which exercise under Paragraph 5(B) has previously occurred; or (iv) upon termination of the Plan in accordance with its terms, unless an event described in Paragraph 2 of the Agreement occurs prior to such termination, in which case this Option and the rights conferred hereby shall not terminate until 18 months after the occurrence of such event.

     11. Governing Law. This Option shall be governed by, and interpreted in accordance with, the substantive laws of the Commonwealth of Pennsylvania.


Dated: January 25, 2000

[CORPORATE SEAL]

ATTEST:                                       HANOVER BANCORP, INC.

By: /s/ Thomas J.  Paholsky                   By: /s/ Terrence L.  Hormel
        -----------------------------             ----------------------------
        Thomas J. Paholsky, Secretary                 Terrence L. Hormel
                                                      Title: Chairman of Board


                                               By: /s/ J. Bradley Scovill
                                                   ----------------------------
                                                       J. Bradley Scovill
                                                       Title: President and CEO

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